Desert Gateway, Inc
Introduction to Pro-forma Condensed
Combined Financial Statements
(Unaudited)

The following unaudited pro-forma condensed combined financial statements give effect to the merger between Desert Gateway, Inc   (“Desert”) and Retrophin, Inc. (“Retrophin”) and certain other transactions that Desert and Retrophin completed as of December 12, 2012.

On December 12, 2012, Retrophin consummated a merger transaction (the “Merger”) with Desert whereby 100% of the issued and outstanding shares of common and preferred stock of Retrophin were exchanged for 5,434,122  shares of common stock of Desert, a publicly traded company with no operations. As a result of the Merger, the former stockholders of Retrophin became the controlling stockholders of Desert owning 68.9% of Desert’s outstanding common shares upon completion of the Merger. Accordingly, the Merger of Retrophin and Gateway is a reverse merger that has been accounted for as a recapitalization of Retrophin. The historical financial statements of Retrophin, which is the business that survived the merger, will be presented as the historical financial statements of the combined reporting entity. The unaudited pro-forma information is presented for illustration purposes only in accordance with the assumptions set forth below and in the notes to the unaudited pro-forma condensed combined financial statements.

The unaudited pro-forma condensed combined balance sheet of Desert as of August 31, 2012 and  Retrophin  as of September 30, 2012 gives pro-forma effect to (i) the reverse merger and recapitalization of Retrophin, (ii) the issuance of 2,500,000 shares of Desert common stock  upon the conversion of Desert convertible notes with an aggregate principal balance of $25,000, (iii) the issuance of 319,149 shares of Desert common stock in settlement of a $1,500,000 contingent liability that  was triggered when the Merger was consummated as stipulated under an agreement that licenses certain technology to Retrophin, and (iv) certain other transactions completed at the time of the Merger as if Desert and Retrophin completed such transactions as of September 30, 2012.

The unaudited pro-forma condensed combined statements of operations of Retrophin and Desert for their combined (i) fiscal reporting years, and (ii) most recent combined interim reporting period give, effect to the Merger as if it had occurred as of the beginning of the periods presented.

The unaudited pro-forma financial information is presented for illustrative purposes only in accordance with the assumptions set forth below and in the notes to the unaudited pro-forma condensed combined financial statements. The unaudited pro-forma condensed combined balance sheet and condensed combined statements of operations should be read in conjunction with the separate historical financial statements of Desert Gateway, as filed with the Securities and Exchange Commission and issued in the Form 10-K for the year ended February 29, 2012 and the historical financial statements of Retrophin, appearing elsewhere herein.  These unaudited pro-forma condensed combined financial statements may not be indicative of what would have occurred had the Merger been consummated on the indicated dates and should not be relied upon as an indication of future results of operations.

Desert Gateway, Inc and Subsidiaries
Unaudited Pro Forma Condensed Combined Balance Sheet

	Historical		Pro Forma Adjustments
	Desert Gateway, Inc August 31, 2012	Retrophin, Inc. September 30, 2012	Retrophin, Inc.				Desert Gateway, Inc.		Pro Forma As Adjusted
	(a)	(b)
Assets
Current assets
Cash	$3,900	$2,189		$710,500	k	$			$716,589
Due from related parties		3,300							3,300
Prepaid expenses		30,431							30,431
Other current assets	-	15,781							15,781
Total current assets	3,900	51,701		710,500					766,101

Property and equipment, net	-	9,037							9,037
Technology license		2,386,952							2,386,952
Total assets	$3,900	$2,447,690		$710,500			$-		$3,162,090

Liabilities and Stockholders' Deficit

Liabilities
Technology license liability $		$1,300,000	$			$			$1,300,000
Account payable and accrued expenses	33,417	1,185,106		200,000	h				1,568,523
				150,000	g
Due to related parties	9,572	16,500					(9,572)	j	16,500
Notes payable - related parties		914,764							914,764
Convertible debt due within one year	25,000	-					(25,000)	e	-
Total liabilities	67,989	3,416,370		350,000			(34,572)		3,799,787

Stockholders' Deficit
Preferred stock Series A, $0.001 par value	-	127		(127)	d				-
				28	k
				(28)	l
Preferred stock $.001 par value	1	-					(1)	j	-
Common stock, $0.001 par value		754		(754)	c				-

Common stock, $0.0001 par value	11	-		31	i		377	c	833
							89	d
							250	e
							20	l
							57	m
							(2)	n
Additional paid-in capital	78,989	19,545,693		754	c		(377)	c	28,599,024
				127	d		(89)	d
				(3,900)	h		24,750	e
				1,499,969	i		(143,090)	f
				710,472	k		9,573	j
							(20)	l
				28	l		6,876,143	m
							2	n
Receivables due from stockholder	-	(434,329)							(434,329)
Deficit accumulated during the development stage	(143,090)	(20,080,925)		(150,000)	g		143,090	f	(28,803,225)
				(196,100)	h		(6,876,200)	m
				(1,500,000)	i
Total stockholders' deficit	(64,089)	(968,680)		360,500			34,572		(637,697)
Total liabilities and stockholders' deficit	$3,900	$2,447,690		$710,500			$0		$3,162,090

Notes to Unaudited Pro-forma Balance Sheet of Desert as of August 31, 2012 and for Retrophin as of September 30, 2012

a.	Derived from the unaudited balance sheet of Desert as of August 31, 2012.

b.	Derived from the unaudited balance sheet of Retrophin as of September 30, 2012.

c.	Reflects the issuance of 3,772,880 shares of Desert common stock in exchange for 754,576 shares of Retrophin common stock based upon a 1 for 5 exchange ratio.

d.	Reflects the issuance of 889,287 shares of Desert common stock in exchange for the conversion of 127,041 shares of Retrophin preferred stock based upon a 1 to 7 conversion ratio.

e.	Reflects the conversion of $25,000 in principal of Desert convertible debt into 2,500,000 shares of Desert common stock prior to the Merger.

f.	Reflects the elimination of Desert's accumulated deficit in connection with the recapitalization (reverse merger) of Retrophin.

g.	Reflects the accrual of $150,000 of professional and other transaction fees incurred by Retrophin in connection with the Merger.

h.	Reflects the accrual of a $200,000 fee incurred by Retrophin with respect to its identification of Desert as a merger candidate.

i.
Reflects Retrophin's a $1,500,000 contingent liability settled in 319,149 shares of Desert common stock. The liability was stipulated under an agreement providing for the licensure of certain technology to Retrophin and is being treated as a charge to operations. .

j.	Reflects the cancellation of (i) all 501 shares of Desert Preferred stock outstanding at the time of the Merger, (ii) a $9,572 obligation due to related parties per the Merger agreement

k.
Reflects the issuances of Retrophin’s  preferred stock which occurred subsequent to September 30, 2012 through December 12, 2012 (the Merger Date) as if they occurred on September 30, 2012. Retrophin sold 28,420 shares of Preferred Stock, yielding aggregate proceeds of $710,500 subsequent to September 30, 2012 but prior to the Merger.

l.
Reflects the issuance of 198,940 shares of Desert common stock in exchange for the conversion of 28,420 shares of Retrophin preferred stock based upon a 1 to 7 conversion ratio for the subsequent issuances.

m.
Reflects the acceleration of the vesting of Retrophin’s CEO’s unvested incentive shares upon the merger with Desert. There were 114,603 Retrophin shares exchanged for 573,015 shares of Desert common stock based on a 1 for 5 exchange ratio that resulted in a charge to compensation expense of $6,876,200 based on the unvested incentive shares fair value.

n.	Reflects the cancellation of 21,112 shares of Desert common stock by a Desert shareholder as a contribution of capital in December 2012

Desert Gateway, Inc and Subsidiaries
Unaudited Pro Forma Condensed Combined Sheet of Operations

	Historical		Pro Forma Adjustments
	Desert Gateway, Inc- year ending February 29, 2012	Retrophin, Inc-period ending December 31, 2011	Desert Gateway, Inc			Retrophin, Inc.		Pro Forma Combined
	(b)	(a)
Operating expenses
Compensation and related costs	$-	$2,227,203	$			$		$2,227,203
Professional fees	-	909,681		-				909,681
Rent expense	-	63,813						63,813
Selling, general and administrative	12,825	62,999		(12,825)	c			62,999
Total operating expenses	12,825	3,263,696		(12,825)			-	3,263,696

Other income (expense)
Interest income	-	75						75
Loss on foreign exchange transactions	-	(4,635)						(4,635)
Interest and amortization of debt discount	(2,000)	-		2,000	c			-
Total other expense	(2,000)	(4,560)		2,000			-	(4,560)

Net loss	$(14,825)	$(3,268,256)		$14,825			$-	$(3,268,256)

Net loss per common shares - basic and diluted	$(0.14)	$						$(0.39)

Weighted average number of common shares, outstanding during the period - basic and diluted	106,681							8,338,837

Notes to Unaudited Pro-forma Statement of Operations of Desert for the year ended February 29, 2012 and Retrophin for the period from March 11, 2011 (inception) through December 31, 2011

a.	Derived from unaudited statement of operation of Desert for the year ended February 29, 2012

b.	Derived from unaudited statement of operation of Retrophin for the period from March 11, 2011 (inception) through December 31, 2011

c.	Reflect elimination of operations of Desert. These operations were discontinued as of the effective date of the Merger.

d.	.The pro-forma combined weighted average number of common shares outstanding was calculated as follows:

Historical weighted average number of common shares, Retrophin effectuated for the merger

1.	Desert shares outstanding prior to the Merger	106,680
2.	Shares of Desert stock issued to stockholders of Retrophin in exchange for Desert common shares	5,434,120
3.	Shares of Desert issued for Retrophin contingent liability	319,149
4.	Shares issued for conversion of Desert debt	2,500,000
5.	Shares of Desert cancelled as a contribution from a shareholder	(21,112)

	Total weighted average number of common shares outstanding	8,338,837

Desert Gateway, Inc and Subsidiaries
Unaudited Pro Forma Condensed Combined Sheet of Operations

	Historical		Pro Forma Adjustments
	Desert Gateway, Inc	Retrophin, Inc	Desert Gateway, Inc			Retrophin, Inc.	Pro Forma Combined
	(a)	(b)
Operating expenses
Compensation and related costs	$-	$8,371,481	$			$-	$8,371,481
Professional fees	-	8,048,788					8,048,788
Selling, general and administrative	6,783	274,622		(6,783)	c		274,622
Rent expense	-	63,000					63,000
Total operating expenses	6,783	16,757,891		(6,783)		-	16,757,891

Other income (expense)							-
Interest income	-	15,781					15,781
Interest expense		(70,559)					(70,559)
Interest and amortization of debt discount	(1,000)	-		1,000	c		-
Total other expense	(1,000)	(54,778)		1,000		-	$(54,778)

Net loss	$(7,783)	$(16,812,669)		7,783		-	$(16,812,669)

Net loss per common shares - basic and diluted	(0.07)	$-					$(2.02)

Weighted average number of common shares, outstanding during the period - basic and diluted	106,695						8,338,837

Notes to Unaudited Pro-forma Statement of Operations of Desert for the nine months ended August 31, 2012 and Retrophin for the nine months ended September 30, 2012

a.	Derived from unaudited statement of operations of Desert for the nine months ended August 31, 2012.

b.	Derived from unaudited statement of operations of Retrophin for the nine months ended September 30, 2012.

c.	Reflect the elimination of Desert’s historical operating results as Retrophin is the business entity that survives the Merger.

d.	The pro-forma combined weighted average number of common shares outstanding was calculated as follows:

Historical weighted average number of common shares, Retrophin effectuated for the merger

1.	Desert shares outstanding prior to the Merger	106,680
2.	Shares of Desert stock issued to stockholders of Retrophin in exchange for Desert common shares	5,434,120
3.	Shares of Desert issued for Retrophin contingent liability	319,149
4.	Shares issued for conversion of Desert debt	2,500,000
5.	Shares of Desert cancelled as a contribution from a shareholder	(21,112)

	Total weighted average number of common shares outstanding	8,338,837